                                                                   Exhibit 99.17

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

FICO DISTRIBUTION

Note: Cells in red font are calculations

                          COLLATERAL CUTS FOR IO LOANS

                                               Adjusted
                 Total Balance                Balance[1]                       % Covered
              -------------------         ------------------   WA Loan          Mortgage
FICO             Amount     %[2]    LTV     Amount      %[2]   Balance   WAC      Ins.
----          -----------  ------  -----  -----------  -----  --------  -----  ---------
FICO NA                      0.00% >65.0                0.00%
0 - 500                      0.00% >65.0                0.00%
500.01 - 550                 0.00% >70.0                0.00%
550.01 - 575                 0.00% >70.0                0.00%
575.01 - 600                 0.00% >70.0                0.00%
600.01 - 620    9,771,771    1.90% >70.0    9,330,871   1.81% 271,438   7.043    35.50
620.01 - 650  219,485,067   42.65% >80.0   97,453,857  18.94% 251,703   7.003    34.03
650.01 - 680  134,687,914   26.17% >80.0   51,563,072  10.02% 250,349   6.960    28.95
680.01 - 700   60,518,571   11.76% >85.0   15,656,911   3.04% 267,781   6.688    23.15
700.01 - 750   72,456,848   14.08% >85.0   16,047,413   3.12% 262,525   6.702    20.37
750.01 - 800   16,216,974    3.15% >85.0    1,716,517   0.33% 253,390   6.697    14.35
800 +           1,467,887    0.29% >85.0           --   0.00% 293,577   6.790     9.47
              -----------  ------         -----------  -----  -------   -----    -----
TOTAL         514,605,032  100.00%        191,768,640  37.27% 255,134   6.903    28.84
              ===========  ======         ===========  =====  =======   =====    =====

                                                % W/                                %
                                             Piggyback  % SFD/  % Owner  % Full  Cashout
FICO          WA FICO  WA LTV  WA DTI  % IO    second     PUD     Occ.     Doc     Refi
----          -------  ------  ------  ----  ---------  ------  -------  ------  -------
FICO NA
0 - 500
500.01 - 550
550.01 - 575
575.01 - 600
600.01 - 620      620   8388%   40.59   100    32.45     90.83     100    54.25   58.82
620.01 - 650   635.01   8265%   39.79   100    37.75     88.84   99.84    48.17   54.05
650.01 - 680   663.23   8237%   40.83   100    45.86     84.27   98.65    43.17   45.25
680.01 - 700   689.17   8261%   39.97   100    55.07     82.51   98.82    39.02   33.36
700.01 - 750   722.01   8196%   39.42   100    65.35     80.82    98.6    32.65   22.94
750.01 - 800   766.89   8084%   36.42   100    70.54      75.5    95.9    34.43   14.16
800 +           803.3   7574%   43.56   100    72.76     90.53     100        0   17.77
               ------  -----    -----   ---    -----     -----   -----    -----   -----
TOTAL          665.37  82.42    39.95   100    46.83     85.39   99.11    43.14   43.66
               ======  =====    =====   ===    =====     =====   =====    =====   =====


FICO: AVERAGE 655   MIN: 620   MAX: 806

DEBT-TO INCOME (DTI) DISTRIBUTION

                                                Adjusted
                   Total Balance               Balance[1]                      % Covered
                -------------------        ------------------  WA Loan          Mortgage
DTI                Amount     %[2]   FICO    Amount      %[2]  Balance   WAC      Ins.
---             -----------  ------  ----  -----------  -----  -------  -----  ---------
<= 20            14,147,517    2.75% <550           --   0.00% 266,934  6.674    37.30
20.001 - 25.00   17,282,808    3.36% <550           --   0.00% 218,770  6.908    20.99
25.001 - 30.00   31,423,710    6.11% <575           --   0.00% 216,715  6.922    34.39
30.001 - 35.00   60,102,958   11.68% <575           --   0.00% 237,561  6.796    34.58
35.001 - 40.00  108,013,491   20.99% <600           --   0.00% 264,092  6.860    27.12
40.001 - 45.00  140,087,195   27.22% <625   12,986,494   2.52% 256,101  6.928    27.42
45.001 - 50.00  143,547,353   27.89% <650   65,587,463  12.75% 270,334  6.974    28.01
50.001 - 55.00                 0.00% <675                0.00%
55+                            0.00% <700                0.00%
                -----------  ------         ----------  -----  -------  ------   -----
TOTAL           514,605,032  100.00%        78,573,957  15.27% 255,134  6.903    28.84
                ===========  ======         ==========  =====  =======  ======   =====


                                                  % W/                                %
                                               Piggyback  % SFD/  % Owner  % Full  Cashout
DTI             WA FICO  WA LTV  WA DTI  % IO    second     PUD     Occ.     Doc     Refi
---             -------  ------  ------  ----  ---------  ------  -------  ------  -------
<= 20            671.29    81.4   13.82   100    30.22     85.64   98.25    52.81   41.83
20.001 - 25.00      672   81.38   22.97   100       39     79.89     100       44   49.09
25.001 - 30.00   664.21   82.08   28.47   100    37.83      88.3   99.68    54.79   48.75
30.001 - 35.00   669.73   82.44   33.02   100    41.51     88.63   98.61    46.26   45.48
35.001 - 40.00   666.11   82.58   38.31   100    44.13     87.11   99.63    42.26   45.68
40.001 - 45.00   665.32   82.75   43.23   100    52.72     85.09   98.96    37.86   39.34
45.001 - 50.00   661.89   82.27   48.02   100    49.88     83.04   98.94    44.06   44.02
50.001 - 55.00
55+
                 ------   -----   -----   ---    -----     -----   -----    -----   -----
TOTAL            665.37   82.42   39.95   100    46.83     85.39   99.11    43.14   43.66
                 ======   =====   =====   ===    =====     =====   =====    =====   =====


DTI: AVERAGE 39.95   MIN: 2   MAX: 50

LOAN-TO- VALUE (LTV) DISTIBUTION

                                                   Adjusted
                   Total Balance                  Balance[1]                        % Covered
                -------------------        -----------------------  WA Loan          Mortgage
LTV                Amount     %[2]    DTI       Amount        %[2]  Balance   WAC      Ins.
---             -----------  ------  ----  ---------------  ------  -------  -----  ---------
< 60.00          10,153,424    1.97%  >40  $  4,195,323.92   0.82%  230,760   6.62       --
60.01 - 70.00    16,842,833    3.27%  >40     7,757,143.66   1.51%  251,386  6.569       --
70.01 - 80.00   290,926,437   56.53%  >40   166,924,127.84  32.44%  246,131  6.784       --
80.01 - 85.00    46,871,478    9.11%  >40    24,501,176.53   4.76%  294,789  6.761    89.59
85.01 - 90.00    87,173,980   16.94%  >40    49,417,883.38   9.60%  273,273  7.123    88.59
90.01 - 95.00    62,636,880   12.17%  >40    30,838,892.38   5.99%  254,621  7.389    46.59
95.01 - 100.00                 0.00%  >40                    0.00%
100+                           0.00%  >40                    0.00%
                -----------  ------            -----------  -----   -------  -----    -----
TOTAL           514,605,032  100.00%           283,634,548  55.12%  255,134  6.903    28.84
                ===========  ======            ===========  =====   =======  =====    =====


                                                    % W/                                %
                                                 Piggyback  % SFD/  % Owner  % Full  Cashout
LTV             WA FICO  WA LTV  WA DTI   % IO     second     PUD     Occ.     Doc     Refi
---             -------  ------  ------  ------  ---------  ------  -------  ------  -------
< 60.00          662.81   49.22   37.44  100.00      3.8      84.6     100    66.55   98.42
60.01 - 70.00    652.98   66.26   38.38  100.00     0.75     95.17   99.29    55.41   84.37
70.01 - 80.00    671.09   79.46   40.30  100.00    82.16     84.42   99.67    34.55    19.3
80.01 - 85.00    656.55   84.08   39.73  100.00     1.64     82.26   99.07     61.2   82.53
85.01 - 90.00    656.63   89.49   39.88  100.00      0.2     90.56   96.48    57.67   78.04
90.01 - 95.00    661.29   94.79   39.42  100.00      0.8     82.55     100    42.23   60.08
95.01 - 100.00
100+
                 ------   -----   -----  ------    -----     -----   -----    -----   -----
TOTAL            665.37   82.42   39.95  100.00    46.83     85.39   99.11    43.14   43.66
                 ======   =====   =====  ======    =====     =====   =====    =====   =====


LTV: AVERAGE 82.42   MIN: 26.09   MAX: 95

OCCUPANCY TYPE

                                                           % Covered
                      Total Balance                            by
                   -------------------    WA Loan           Mortgage                                        % Owner
Occupancy Type        Amount     %[2]     Balance    WAC      Ins.    WA. FICO  WA LTV  WA DTI  % SFD/ PUD    Occ    % Cashout
--------------     -----------  ------  ----------  -----  ---------  --------  ------  ------  ----------  -------  ---------
Primary Residence  510,031,071   99.11%   255,783   6.899    28.57     665.12    82.39   39.94     85.41       100     43.64
Second Home          4,573,961    0.89%   198,868   7.289    59.16     693.04     86.1   40.75     84.09         0     46.07
Investment                        0.00%
Non-owner                         0.00%
Other                             0.00%
                   -----------  ------    -------   -----    -----     ------    -----   -----     -----     -----     -----
TOTAL              514,605,032  100.00%   255,134   6.903    28.84     665.37    82.42   39.95     85.39     99.11     43.66
                   ===========  ======    =======   =====    =====     ======    =====   =====     =====     =====     =====

DOCUMENTATION TYPE

                                                               % Covered
                         Total Balance                             by
                      -------------------    WA Loan            Mortgage                                        % Owner  % Cashout
Doc Type                 Amount     %[2]     Balance    WAC       Ins.    WA. FICO  WA LTV  WA DTI  % SFD/ PUD    Occ       Refi
--------              -----------  ------  ----------  ------  ---------  --------  ------  ------  ----------  -------  ---------
Full Doc              222,021,347   43.14%   253,739   660.10%   42.87     660.27    82.47   39.56     87.36     99.38     60.81
Stated Income         250,512,289   48.68%   255,886   718.90%    13.8     670.89    82.09   40.91     83.39     99.01     27.43
Stated Assets                        0.00%
Limited Verification
of Inc                 42,071,396    8.18%   258,107   678.90%   44.35     659.37    84.13   36.34     86.93      98.3     49.85
No Income Disclosed                  0.00%
Other                                0.00%
                      -----------  ------    -------   ------    -----     ------    -----   -----     -----     -----     -----
TOTAL                 514,605,032  100.00%   255,134   690.30%   28.84     665.37    82.42   39.95     85.39     99.11     43.66
                      ===========  ======    =======   ======    =====     ======    =====   =====     =====     =====     =====